UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 5, 2019 (July 3, 2019)

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Woodbine Avenue, Suite 300

Markham, Ontario, Canada L3R 4G8

(Address of Principal Executive Offices, and Zip Code)

(905) 479-1810
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 3, 2019, SMTC Corporation, a Delaware company (the “Company”), entered into that certain Amendment No. 2 to Financing Agreement (the “Amendment”), by and among the Company, each person that is a borrower under that certain Financing Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019) (as amended to date, the “Agreement”), each other loan party that is a party to the Agreement, each financial institution that is a party to the Agreement (collectively, the “Lenders”), TCW Asset Management Company LLC, as administrative agent for the Lenders, and TCW Asset Management Company LLC, as collateral agent for the Lenders.

The Amendment, among other things, provides that the net cash proceeds received by the loan parties from the Company’s (i) offering of subscription rights to the Company’s stockholders and holders of the Company’s outstanding warrants that closed in June 2019, and (ii) registered direct offering of shares of the Company’s common stock directly to certain investors that closed in June 2019, each as previously disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2019, shall be applied (a) first, to the Company’s term loan B facility (and the accrued and unpaid interest thereon) until paid in full in the aggregate amount of $12,021,517, and (b) second, to the borrowers under the Agreement in the remaining amount thereof for working capital and general corporate purposes.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Financing Agreement, by and among SMTC Corporation, the borrowers party thereto, each other loan party thereto, the lenders party thereto, TCW Asset Management Company LLC, as administrative agent for the lenders, and TCW Asset Management Company LLC, as collateral agent for the lenders, dated July 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2019	SMTC CORPORATION By: /s/ Edward Smith Name: Edward Smith Title: President and Chief Executive Officer